Fees Summary	Mar. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 57,756,760.2387
Previously Paid Amount	0
Total Fee Amount	7,976.21
Total Offset Amount	0
Net Fee	$ 7,976.21